Third Quarter
Financial Supplement
September 30, 2011

METLIFE, INC.

METLIFE, INC.
NOTE TO FINANCIALS
This Quarterly Financial Supplement (“QFS”) includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources and, consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.
Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.
Operating revenues exclude net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:
•	Universal life and investment-type product policy fees exclude the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefit (“GMIB”) fees (“GMIB fees”);

•	Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•	Policyholder benefits and claims and policyholder dividends exclude: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•	Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•	Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;

•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and

•	Other expenses exclude costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) business combinations.
We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results from operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”), and book value per diluted common share, excluding AOCI, should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, GAAP income (loss) from continuing operations, net of income tax, GAAP net income (loss) available to MetLife, Inc.’s common shareholders, GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, book value per common share and book value per diluted common share, respectively. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix on page 41, and in MetLife’s earnings press release dated October 27, 2011, for the three months ended September 30, 2011, which is available at www.metlife.com.

METLIFE, INC.
CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Operating earnings available to common shareholders	$958	$1,208	$1,418	$1,329	$1,179
Preferred stock dividends	30	31	30	31	30

Operating earnings	988	1,239	1,448	1,360	1,209
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(342)	(84)	(99)	(155)	(55)
Net derivative gains (losses)	(244)	(1,543)	(315)	352	4,196
Other adjustments to continuing operations	(437)	(72)	(167)	(419)	(478)
Provision for income tax (expense) benefit	352	527	187	61	(1,300)

Income (loss) from continuing operations, net of income tax	317	67	1,054	1,199	3,572
Income (loss) from discontinued operations, net of income tax	3	18	(41)	31	4

Net income (loss)	320	85	1,013	1,230	3,576
Less: Net income (loss) attributable to noncontrolling interest	4	3	7	(7)	(6)

Net income (loss) attributable to MetLife, Inc.	316	82	1,006	1,237	3,582
Less: Preferred stock dividends	30	31	30	31	30
Less: Preferred stock redemption premium (1)	—	—	146	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$286	$51	$830	$1,206	$3,552

Operating earnings available to common shareholders — diluted	$1.08	$1.19	$1.33	$1.24	$1.11
Net investment gains (losses)	(0.39)	(0.08)	(0.09)	(0.14)	(0.05)
Net derivative gains (losses)	(0.28)	(1.52)	(0.29)	0.33	3.94
Other adjustments to continuing operations	(0.49)	(0.08)	(0.15)	(0.40)	(0.46)
Provision for income tax (expense) benefit	0.40	0.52	0.17	0.06	(1.22)
Discontinued operations, net of income tax	—	0.02	(0.04)	0.03	—
Less: Net income (loss) attributable to noncontrolling interest	—	—	0.01	(0.01)	(0.01)
Less: Preferred stock redemption premium	—	—	0.14	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders per common share — diluted	$0.32	$0.05	$0.78	$1.13	$3.33

Weighted average common shares outstanding — diluted (1)	883.1	1,014.9	1,069.5	1,071.0	1,066.2

Unaudited	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Book value per common share — (actual common shares outstanding) (2)	$48.93	$44.18	$45.24	$48.48	$55.13
Book value per common share, excluding accumulated other comprehensive income (loss) — (actual common shares outstanding) (2)	$44.48	$43.23	$44.18	$45.31	$48.69

Book value per common share — diluted — (weighted average common shares outstanding) (2)	$50.25	$45.90	$44.67	$47.87	$54.68
Book value per common share, excluding accumulated other comprehensive income (loss) — diluted — (weighted average common shares outstanding) (2)	$45.68	$44.91	$43.63	$44.73	$48.29

	For the Three Months Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Common shares outstanding, beginning of period	820.4	906.9	1,054.4	1,056.1	1,057.4
Newly issued shares (1)	86.5	147.5	1.7	1.3	0.2

Common shares outstanding, end of period	906.9	1,054.4	1,056.1	1,057.4	1,057.6

Weighted average common shares outstanding — basic (1)	875.8	1,007.3	1,058.5	1,059.8	1,060.2
Dilutive effect of stock purchase contracts underlying common equity units	—	—	2.6	4.0	—
Dilutive effect of stock-based awards	7.3	7.6	8.4	7.2	6.0

Weighted average common shares outstanding — diluted (1)	883.1	1,014.9	1,069.5	1,071.0	1,066.2

Policyholder Trust Shares	225.9	222.3	219.0	216.5	215.3

(1)	In connection with the financing of the acquisition of American Life Insurance Company and Delaware American Life Insurance Company (collectively, “ALICO”) in November 2010, MetLife, Inc. issued to AM Holdings LLC (formerly known as ALICO Holdings LLC)(“AM Holdings”) 6,857,000 shares of convertible preferred stock. For purposes of the December 31, 2010 common share and weighted average common share calculations, the convertible preferred stock was treated as 68,570,000 shares of common stock. On March 8, 2011, MetLife, Inc. issued 68,570,000 shares of common stock for net proceeds of $3.0 billion, which were used to repurchase and cancel the 6,857,000 shares of convertible preferred stock held by AM Holdings, resulting in a preferred stock redemption premium of $146 million. As the convertible preferred stock shares were treated as common shares in the December 31, 2010 share calculations, there is no impact to the March 31, 2011 share calculations for the 68,570,000 shares of common stock issued on March 8, 2011.

(2)	Book value per common share, book value per common share, excluding AOCI, book value per common share — diluted and book value per common share, excluding AOCI — diluted exclude $2,043 million of equity related to preferred stock.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$258,232	$324,797	$333,664	$341,744	$353,927
Equity securities available-for-sale, at estimated fair value	2,861	3,602	3,584	3,238	3,118
Trading and other securities, at estimated fair value (1)	3,987	18,589	19,365	19,700	18,698
Mortgage loans:
Held-for-investment, principally at amortized cost (1)	57,023	58,976	59,397	60,819	59,209
Held-for-sale, principally at estimated fair value	2,840	3,321	2,435	2,805	3,740

Mortgage loans, net	59,863	62,297	61,832	63,624	62,949
Policy loans	10,089	11,761	11,872	11,858	11,932
Real estate and real estate joint ventures	6,990	8,030	8,042	8,234	8,197
Other limited partnership interests	5,948	6,416	6,409	6,453	6,538
Short-term investments, principally at estimated fair value	11,587	9,384	8,822	12,419	15,913
Other invested assets, principally at estimated fair value	16,558	15,430	13,693	14,900	23,138

Total investments	376,115	460,306	467,283	482,170	504,410
Cash and cash equivalents, principally at estimated fair value (1)	14,479	12,957	10,692	9,628	10,001
Accrued investment income	3,422	4,328	4,478	4,341	4,793
Premiums, reinsurance and other receivables	18,639	19,799	20,315	21,070	23,137
Deferred policy acquisition costs and value of business acquired	17,272	27,092	27,979	28,241	27,623
Current income tax recoverable	193	—	—	—	—
Goodwill	4,966	11,781	11,946	12,036	12,006
Other assets	6,894	8,174	9,321	8,246	8,340
Assets of subsidiaries held-for-sale	3,091	3,331	3,413	3,369	3,421
Separate account assets	172,184	183,138	195,914	202,382	191,499

Total assets	$617,255	$730,906	$751,341	$771,483	$785,230

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$141,331	$170,912	$172,987	$176,353	$182,736
Policyholder account balances	145,133	210,757	214,641	217,597	217,764
Other policy-related balances	8,861	15,750	15,641	15,456	15,451
Policyholder dividends payable	834	830	820	853	871
Policyholder dividend obligation	2,014	876	793	1,281	2,782
Payables for collateral under securities loaned and other transactions	31,891	27,272	28,625	30,079	34,933
Bank deposits	9,362	10,316	9,313	10,022	10,685
Short-term debt	2,057	306	572	102	451
Long-term debt (1)	24,512	27,586	27,604	28,269	24,753
Collateral financing arrangements	5,297	5,297	5,297	5,297	5,297
Junior subordinated debt securities	3,191	3,191	3,191	3,192	3,192
Current income tax payable	—	297	113	133	385
Deferred income tax liability	3,521	1,856	2,238	3,764	7,214
Other liabilities	17,435	20,366	20,037	19,707	23,121
Liabilities of subsidiaries held-for-sale	2,863	3,043	3,206	3,163	3,221
Separate account liabilities	172,184	183,138	195,914	202,382	191,499

Total liabilities	570,486	681,793	700,992	717,650	724,355

Redeemable noncontrolling interests in partially owned consolidated subsidiaries	—	117	128	124	130

Equity
Preferred stock, at par value	1	1	1	1	1
Convertible preferred stock, at par value	—	—	—	—	—
Common stock, at par value	9	10	11	11	11
Additional paid-in capital	20,451	26,423	26,668	26,714	26,744
Retained earnings	22,096	21,363	22,193	23,399	26,951
Treasury stock, at cost	(172)	(172)	(172)	(172)	(172)
Accumulated other comprehensive income (loss)	4,030	1,000	1,115	3,356	6,813

Total MetLife, Inc.’s stockholders’ equity	46,415	48,625	49,816	53,309	60,348
Noncontrolling interests	354	371	405	400	397

Total equity	46,769	48,996	50,221	53,709	60,745

Total liabilities and equity	$617,255	$730,906	$751,341	$771,483	$785,230

(1)	At September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, $7,371 million, $7,080 million, $6,991 million, $6,865 million and $3,380 million, respectively, of assets and $7,075 million, $6,820 million, $6,684 million, $6,547 million and $3,157 million, respectively, of liabilities are included related to certain securitization entities that are required to be consolidated under GAAP. See pages 36 and 37, note 3 for the amounts by asset category.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

OPERATING REVENUES
Premiums	$6,484	$7,215	$8,554	$9,294	$9,342
Universal life and investment-type product policy fees	1,398	1,638	1,834	1,910	1,908
Net investment income	4,314	4,524	4,869	5,093	5,052
Other revenues	624	647	567	588	715

Total operating revenues	12,820	14,024	15,824	16,885	17,017

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	7,291	7,623	8,446	9,285	9,619
Interest credited to policyholder account balances	1,259	1,246	1,481	1,511	1,537
Interest credited to bank deposits	33	29	23	23	26
Capitalization of DAC	(766)	(1,044)	(1,569)	(1,698)	(1,852)
Amortization of DAC and VOBA	591	890	1,123	1,253	1,237
Amortization of negative VOBA	—	(57)	(164)	(164)	(151)
Interest expense on debt	294	315	323	328	328
Other expenses	2,710	3,341	4,098	4,407	4,630

Total operating expenses	11,412	12,343	13,761	14,945	15,374

Operating earnings before provision for income tax	1,408	1,681	2,063	1,940	1,643
Provision for income tax expense (benefit)	420	442	615	580	434

Operating earnings	988	1,239	1,448	1,360	1,209
Preferred stock dividends	30	31	30	31	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$958	$1,208	$1,418	$1,329	$1,179

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$988	$1,239	$1,448	$1,360	$1,209
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(342)	(84)	(99)	(155)	(55)
Net derivative gains (losses)	(244)	(1,543)	(315)	352	4,196
Universal life and investment-type product policy fees	54	51	55	59	90
Net investment income	50	244	447	3	(795)
Other revenues	—	—	(1)	4	5
Policyholder benefits and claims and policyholder dividends	(409)	(188)	(157)	(208)	218
Interest credited to policyholder account balances	(5)	(219)	(443)	69	799
Amortization of DAC and VOBA	18	231	67	(128)	(621)
Amortization of negative VOBA	—	7	19	19	19
Interest expense on debt	(103)	(99)	(92)	(92)	(97)
Other expenses	(42)	(99)	(62)	(145)	(96)
Provision for income tax (expense) benefit	352	527	187	61	(1,300)

Income (loss) from continuing operations, net of income tax	317	67	1,054	1,199	3,572
Income (loss) from discontinued operations, net of income tax	3	18	(41)	31	4

Net income (loss)	320	85	1,013	1,230	3,576
Less: Net income (loss) attributable to noncontrolling interest	4	3	7	(7)	(6)

Net income (loss) attributable to MetLife, Inc.	316	82	1,006	1,237	3,582
Less: Preferred stock dividends	30	31	30	31	30
Less: Preferred stock redemption premium	—	—	146	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$286	$51	$830	$1,206	$3,552

Premiums, Fees and Other Revenues (Operating)	$8,506	$9,500	$10,955	$11,792	$11,965

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended September 30, 2011
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$9,342	$6,036	$3,303	$3
Universal life and investment-type product policy fees	1,908	1,255	653	—
Net investment income	5,052	3,665	1,090	297
Other revenues	715	362	45	308

Total operating revenues	17,017	11,318	5,091	608

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,619	7,301	2,314	4
Interest credited to policyholder account balances	1,537	990	547	—
Interest credited to bank deposits	26	—	—	26
Capitalization of DAC	(1,852)	(818)	(1,034)	—
Amortization of DAC and VOBA	1,237	651	586	—
Amortization of negative VOBA	(151)	—	(151)	—
Interest expense on debt	328	2	—	326
Other expenses	4,630	2,209	1,983	438

Total operating expenses	15,374	10,335	4,245	794

Operating earnings before provision for income tax	1,643	983	846	(186)
Provision for income tax expense (benefit)	434	328	268	(162)

Operating earnings	1,209	655	578	(24)
Preferred stock dividends	30	—	—	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,179	$655	$578	$(54)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,209	$655	$578	$(24)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(55)	118	(261)	88
Net derivative gains (losses)	4,196	2,953	1,273	(30)
Universal life and investment-type product policy fees	90	90	—	—
Net investment income	(795)	(68)	(831)	104
Other revenues	5	—	5	—
Policyholder benefits and claims and policyholder dividends	218	370	(152)	—
Interest credited to policyholder account balances	799	(2)	801	—
Amortization of DAC and VOBA	(621)	(601)	(20)	—
Amortization of negative VOBA	19	—	19	—
Interest expense on debt	(97)	—	—	(97)
Other expenses	(96)	4	(21)	(79)
Provision for income tax (expense) benefit	(1,300)	(1,002)	(320)	22

Income (loss) from continuing operations, net of income tax	3,572	2,517	1,071	(16)
Income (loss) from discontinued operations, net of income tax	4	13	(11)	2

Net income (loss)	3,576	2,530	1,060	(14)
Less: Net income (loss) attributable to noncontrolling interest	(6)	3	(10)	1

Net income (loss) attributable to MetLife, Inc.	3,582	2,527	1,070	(15)
Less: Preferred stock dividends	30	—	—	30
Less: Preferred stock redemption premium	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$3,552	$2,527	$1,070	$(45)

Premiums, Fees and Other Revenues (Operating)	$11,965	$7,653	$4,001	$311

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended September 30, 2010
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$6,484	$5,603	$878	$3
Universal life and investment-type product policy fees	1,398	1,097	301	—
Net investment income	4,314	3,638	451	225
Other revenues	624	308	7	309

Total operating revenues	12,820	10,646	1,637	537

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	7,291	6,532	763	(4)
Interest credited to policyholder account balances	1,259	1,017	242	—
Interest credited to bank deposits	33	—	—	33
Capitalization of DAC	(766)	(598)	(168)	—
Amortization of DAC and VOBA	591	488	104	(1)
Amortization of negative VOBA	—	—	—	—
Interest expense on debt	294	3	(1)	292
Other expenses	2,710	1,926	506	278

Total operating expenses	11,412	9,368	1,446	598

Operating earnings before provision for income tax	1,408	1,278	191	(61)
Provision for income tax expense (benefit)	420	432	2	(14)

Operating earnings	988	846	189	(47)
Preferred stock dividends	30	—	—	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$958	$846	$189	$(77)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$988	$846	$189	$(47)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(342)	125	(239)	(228)
Net derivative gains (losses)	(244)	5	(109)	(140)
Universal life and investment-type product policy fees	54	54	—	—
Net investment income	50	(59)	(11)	120
Other revenues	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(409)	(271)	(138)	—
Interest credited to policyholder account balances	(5)	(5)	—	—
Amortization of DAC and VOBA	18	18	—	—
Amortization of negative VOBA	—	—	—	—
Interest expense on debt	(103)	—	—	(103)
Other expenses	(42)	—	4	(46)
Provision for income tax (expense) benefit	352	47	169	136

Income (loss) from continuing operations, net of income tax	317	760	(135)	(308)
Income (loss) from discontinued operations, net of income tax	3	4	2	(3)

Net income (loss)	320	764	(133)	(311)
Less: Net income (loss) attributable to noncontrolling interest	4	—	4	—

Net income (loss) attributable to MetLife, Inc.	316	764	(137)	(311)
Less: Preferred stock dividends	30	—	—	30
Less: Preferred stock redemption premium	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$286	$764	$(137)	$(341)

Premiums, Fees and Other Revenues (Operating)	$8,506	$7,008	$1,186	$312

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Year-to-Date Period Ended September 30, 2011
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$27,190	$17,497	$9,686	$7
Universal life and investment-type product policy fees	5,652	3,704	1,948	—
Net investment income	15,014	11,084	3,006	924
Other revenues	1,870	1,052	126	692

Total operating revenues	49,726	33,337	14,766	1,623

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	27,350	20,741	6,602	7
Interest credited to policyholder account balances	4,529	2,930	1,599	—
Interest credited to bank deposits	72	—	—	72
Capitalization of DAC	(5,119)	(2,205)	(2,914)	—
Amortization of DAC and VOBA	3,613	1,764	1,849	—
Amortization of negative VOBA	(479)	—	(479)	—
Interest expense on debt	979	7	2	970
Other expenses	13,135	6,362	5,687	1,086

Total operating expenses	44,080	29,599	12,346	2,135

Operating earnings before provision for income tax	5,646	3,738	2,420	(512)
Provision for income tax expense (benefit)	1,629	1,267	768	(406)

Operating earnings	4,017	2,471	1,652	(106)
Preferred stock dividends	91	—	—	91

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$3,926	$2,471	$1,652	$(197)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$4,017	$2,471	$1,652	$(106)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(309)	203	(500)	(12)
Net derivative gains (losses)	4,233	3,127	1,215	(109)
Universal life and investment-type product policy fees	204	204	—	—
Net investment income	(345)	(165)	(480)	300
Other revenues	8	—	8	—
Policyholder benefits and claims and policyholder dividends	(147)	207	(354)	—
Interest credited to policyholder account balances	425	(18)	443	—
Amortization of DAC and VOBA	(682)	(662)	(20)	—
Amortization of negative VOBA	57	—	57	—
Interest expense on debt	(281)	—	—	(281)
Other expenses	(303)	5	(67)	(241)
Provision for income tax (expense) benefit	(1,052)	(1,016)	(169)	133

Income (loss) from continuing operations, net of income tax	5,825	4,356	1,785	(316)
Income (loss) from discontinued operations, net of income tax	(6)	62	(71)	3

Net income (loss)	5,819	4,418	1,714	(313)
Less: Net income (loss) attributable to noncontrolling interest	(6)	3	(5)	(4)

Net income (loss) attributable to MetLife, Inc.	5,825	4,415	1,719	(309)
Less: Preferred stock dividends	91	—	—	91
Less: Preferred stock redemption premium	146	—	—	146

Net income (loss) available to MetLife, Inc.’s common shareholders	$5,588	$4,415	$1,719	$(546)

Premiums, Fees and Other Revenues (Operating)	$34,712	$22,253	$11,760	$699

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Year-to-Date Period Ended September 30, 2010
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$19,856	$17,328	$2,522	$6
Universal life and investment-type product policy fees	4,179	3,277	902	—
Net investment income	12,705	10,861	1,153	691
Other revenues	1,681	916	12	753

Total operating revenues	38,421	32,382	4,589	1,450

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	22,349	20,081	2,279	(11)
Interest credited to policyholder account balances	3,451	3,018	433	—
Interest credited to bank deposits	108	—	—	108
Capitalization of DAC	(2,255)	(1,749)	(506)	—
Amortization of DAC and VOBA	1,912	1,600	313	(1)
Amortization of negative VOBA	—	—	—	—
Interest expense on debt	824	7	2	815
Other expenses	8,037	5,723	1,489	825

Total operating expenses	34,426	28,680	4,010	1,736

Operating earnings before provision for income tax	3,995	3,702	579	(286)
Provision for income tax expense (benefit)	1,168	1,252	101	(185)

Operating earnings	2,827	2,450	478	(101)
Preferred stock dividends	91	—	—	91

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,736	$2,450	$478	$(192)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$2,827	$2,450	$478	$(101)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(324)	282	(268)	(338)
Net derivative gains (losses)	1,278	1,208	157	(87)
Universal life and investment-type product policy fees	160	160	—	—
Net investment income	40	(170)	(135)	345
Other revenues	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(510)	(239)	(271)	—
Interest credited to policyholder account balances	(3)	(3)	—	—
Amortization of DAC and VOBA	(272)	(272)	—	—
Amortization of negative VOBA	—	—	—	—
Interest expense on debt	(312)	—	—	(312)
Other expenses	(120)	2	(7)	(115)
Provision for income tax (expense) benefit	(83)	(347)	87	177

Income (loss) from continuing operations, net of income tax	2,681	3,071	41	(431)
Income (loss) from discontinued operations, net of income tax	20	14	9	(3)

Net income (loss)	2,701	3,085	50	(434)
Less: Net income (loss) attributable to noncontrolling interest	(7)	1	(6)	(2)

Net income (loss) attributable to MetLife, Inc.	2,708	3,084	56	(432)
Less: Preferred stock dividends	91	—	—	91
Less: Preferred stock redemption premium	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$2,617	$3,084	$56	$(523)

Premiums, Fees and Other Revenues (Operating)	$25,716	$21,521	$3,436	$759

METLIFE, INC.
SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

U.S. BUSINESS

INSURANCE PRODUCTS	$345	$309	$350	$449	$265

RETIREMENT PRODUCTS	238	228	212	201	104

CORPORATE BENEFIT FUNDING	182	283	289	314	264

AUTO & HOME	81	74	57	(56)	22

U.S. BUSINESS TOTAL	$846	$894	$908	$908	$655

INTERNATIONAL

JAPAN	—	94	290	245	315

OTHER INTERNATIONAL REGIONS	189	208	277	262	263

INTERNATIONAL TOTAL	$189	$302	$567	$507	$578

BANKING, CORPORATE & OTHER	(77)	12	(57)	(86)	(54)

METLIFE, INC. CONSOLIDATED	$958	$1,208	$1,418	$1,329	$1,179

(1)	A reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders for each segment appears in the QFS as follows: (i) Insurance Products, page 11, (ii) Retirement Products, page 18, (iii) Corporate Benefit Funding, page 22, (iv) Auto & Home, page 26, (v) Japan, page 30, (vi) All Other International Regions, page 31, and (vi) Banking, Corporate & Other, page 32. A consolidated reconciliation of operating earnings available to common shareholders to net income (loss) for MetLife, Inc. appears on page 5.

U.S. BUSINESS
INSURANCE PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011

OPERATING REVENUES
Premiums	$4,234	$4,326	$4,192	$4,268	$4,159	$12,874	$12,619
Universal life and investment-type product policy fees	539	613	564	565	566	1,634	1,695
Net investment income	1,515	1,554	1,529	1,572	1,526	4,514	4,627
Other revenues	185	199	200	204	216	562	620

Total operating revenues	6,473	6,692	6,485	6,609	6,467	19,584	19,561

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	4,685	4,822	4,665	4,634	4,816	14,253	14,115
Interest credited to policyholder account balances	243	249	241	246	255	714	742
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(204)	(214)	(216)	(214)	(213)	(627)	(643)
Amortization of DAC and VOBA	221	300	231	214	186	666	631
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	1	—	—	—	—	—
Other expenses	998	1,059	1,025	1,038	1,016	3,021	3,079

Total operating expenses	5,943	6,217	5,946	5,918	6,060	18,027	17,924

Operating earnings before provision for income tax	530	475	539	691	407	1,557	1,637
Provision for income tax expense (benefit)	185	166	189	242	142	545	573

Operating earnings	345	309	350	449	265	1,012	1,064
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$345	$309	$350	$449	$265	$1,012	$1,064

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$345	$309	$350	$449	$265	$1,012	$1,064
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	69	25	37	3	15	78	55
Net derivative gains (losses)	86	(496)	(169)	261	1,597	711	1,689
Universal life and investment-type product policy fees	—	(5)	(3)	1	16	6	14
Net investment income	(37)	(40)	(49)	(56)	(59)	(110)	(164)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(5)	—	—	—	1	(5)	1
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	(28)	(12)	—	(4)	(56)	(78)	(60)
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	1	—	—	1	—	1
Provision for income tax (expense) benefit	(29)	182	65	(73)	(530)	(211)	(538)

Income (loss) from continuing operations, net of income tax	401	(36)	231	581	1,250	1,403	2,062
Income (loss) from discontinued operations, net of income tax	—	2	20	8	8	2	36

Net income (loss)	401	(34)	251	589	1,258	1,405	2,098
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	401	(34)	251	589	1,258	1,405	2,098
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$401	$(34)	$251	$589	$1,258	$1,405	$2,098

Premiums, Fees and Other Revenues (Operating)	$4,958	$5,138	$4,956	$5,037	$4,941	$15,070	$14,934

U.S. BUSINESS
INSURANCE PRODUCTS — GROUP LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011

OPERATING REVENUES
Premiums	$1,775	$1,735	$1,765	$1,818	$1,711	$5,487	$5,294
Universal life and investment-type product policy fees	159	156	159	155	159	460	473
Net investment income	209	206	200	205	200	620	605
Other revenues	2	—	2	1	—	6	3

Total operating revenues	2,145	2,097	2,126	2,179	2,070	6,573	6,375

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,781	1,746	1,768	1,726	1,847	5,439	5,341
Interest credited to policyholder account balances	44	42	40	42	43	131	125
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(3)	(4)	(5)	(4)	(4)	(11)	(13)
Amortization of DAC and VOBA	4	2	3	5	3	13	11
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	143	160	140	141	141	429	422

Total operating expenses	1,969	1,946	1,946	1,910	2,030	6,001	5,886

Operating earnings before provision for income tax	176	151	180	269	40	572	489
Provision for income tax expense (benefit)	61	53	63	94	14	200	171

Operating earnings	115	98	117	175	26	372	318
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$115	$98	$117	$175	$26	$372	$318

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$115	$98	$117	$175	$26	$372	$318
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	15	(2)	3	(6)	(14)	11	(17)
Net derivative gains (losses)	(1)	(9)	(22)	36	56	80	70
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(16)	(19)	(18)	(21)	(21)	(52)	(60)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	1	10	13	(3)	(8)	(13)	2

Income (loss) from continuing operations, net of income tax	114	78	93	181	39	398	313
Income (loss) from discontinued operations, net of income tax	(1)	1	—	—	2	(1)	2

Net income (loss)	113	79	93	181	41	397	315
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	113	79	93	181	41	397	315
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$113	$79	$93	$181	$41	$397	$315

Premiums, Fees and Other Revenues (Operating)	$1,936	$1,891	$1,926	$1,974	$1,870	$5,953	$5,770

Group Life Mortality Ratio	89.0%	89.7%	88.2%	82.1%	98.5%

U.S. BUSINESS
INSURANCE PRODUCTS — INDIVIDUAL LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011

OPERATING REVENUES
Premiums	$988	$1,113	$951	$988	$993	$2,959	$2,932
Universal life and investment-type product policy fees	380	457	405	410	407	1,174	1,222
Net investment income	1,086	1,116	1,097	1,119	1,074	3,238	3,290
Other revenues	94	110	107	112	123	288	342

Total operating revenues	2,548	2,796	2,560	2,629	2,597	7,659	7,786

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,608	1,750	1,603	1,628	1,709	4,871	4,940
Interest credited to policyholder account balances	195	203	198	201	209	568	608
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(162)	(172)	(166)	(171)	(176)	(492)	(513)
Amortization of DAC and VOBA	186	259	192	173	152	553	517
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	1	—	—	—	—	—
Other expenses	507	527	525	545	519	1,551	1,589

Total operating expenses	2,334	2,568	2,352	2,376	2,413	7,051	7,141

Operating earnings before provision for income tax	214	228	208	253	184	608	645
Provision for income tax expense (benefit)	75	79	73	89	64	213	226

Operating earnings	139	149	135	164	120	395	419
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$139	$149	$135	$164	$120	$395	$419

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$139	$149	$135	$164	$120	$395	$419
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	21	28	25	1	21	38	47
Net derivative gains (losses)	(28)	(115)	(70)	81	525	137	536
Universal life and investment-type product policy fees	—	(5)	(3)	1	16	6	14
Net investment income	(12)	(12)	(17)	(19)	(21)	(36)	(57)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	(28)	(12)	—	(4)	(56)	(78)	(60)
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	1	—	—	—	—	—
Provision for income tax (expense) benefit	17	39	23	(22)	(169)	(24)	(168)

Income (loss) from continuing operations, net of income tax	109	73	93	202	436	438	731
Income (loss) from discontinued operations, net of income tax	1	1	20	8	6	3	34

Net income (loss)	110	74	113	210	442	441	765
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	110	74	113	210	442	441	765
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$110	$74	$113	$210	$442	$441	$765

Premiums, Fees and Other Revenues (Operating)	$1,462	$1,680	$1,463	$1,510	$1,523	$4,421	$4,496

Mortality as a Percentage of Expected	86.7%	82.9%	92.5%	84.4%	98.5%

Lapse Ratio

Traditional Life	6.2%	6.4%	6.5%	6.6%	6.8%
Variable & Universal Life	5.9%	6.1%	6.0%	5.8%	5.8%

U.S. BUSINESS
INSURANCE PRODUCTS — NON-MEDICAL HEALTH
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011

OPERATING REVENUES
Premiums	$1,471	$1,478	$1,476	$1,462	$1,455	$4,428	$4,393
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	220	232	232	248	252	656	732
Other revenues	89	89	91	91	93	268	275

Total operating revenues	1,780	1,799	1,799	1,801	1,800	5,352	5,400

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,296	1,326	1,294	1,280	1,260	3,943	3,834
Interest credited to policyholder account balances	4	4	3	3	3	15	9
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(39)	(38)	(45)	(39)	(33)	(124)	(117)
Amortization of DAC and VOBA	31	39	36	36	31	100	103
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	348	372	360	352	356	1,041	1,068

Total operating expenses	1,640	1,703	1,648	1,632	1,617	4,975	4,897

Operating earnings before provision for income tax	140	96	151	169	183	377	503
Provision for income tax expense (benefit)	49	34	53	59	64	132	176

Operating earnings	91	62	98	110	119	245	327
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$91	$62	$98	$110	$119	$245	$327

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$91	$62	$98	$110	$119	$245	$327
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	33	(1)	9	8	8	29	25
Net derivative gains (losses)	115	(372)	(77)	144	1,016	494	1,083
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(9)	(9)	(14)	(16)	(17)	(22)	(47)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(5)	—	—	—	1	(5)	1
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	1	—	1
Provision for income tax (expense) benefit	(47)	133	29	(48)	(353)	(174)	(372)

Income (loss) from continuing operations, net of income tax	178	(187)	45	198	775	567	1,018
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	178	(187)	45	198	775	567	1,018
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	178	(187)	45	198	775	567	1,018
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$178	$(187)	$45	$198	$775	$567	$1,018

Premiums, Fees and Other Revenues (Operating)	$1,560	$1,567	$1,567	$1,553	$1,548	$4,696	$4,668

Non-Medical Health Benefit Ratio	88.0%	89.7%	87.7%	87.5%	86.6%

U.S. BUSINESS
INSURANCE PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2010	2010	2011	2011	2011

Balance, beginning of period	$12,017	$12,005	$11,892	$11,963	$11,744
Premiums and deposits	3,509	3,292	3,418	3,038	2,791
Surrenders and withdrawals	(1,495)	(1,423)	(1,379)	(1,231)	(1,087)
Benefit payments	(1,921)	(1,900)	(1,888)	(1,844)	(1,827)

Net Flows	93	(31)	151	(37)	(123)
Net transfers from (to) separate account	1	—	2	2	3
Interest	72	73	67	69	69
Policy charges	(125)	(123)	(120)	(133)	(109)
Other	(53)	(32)	(29)	(120)	3

Balance, end of period	$12,005	$11,892	$11,963	$11,744	$11,587

INDIVIDUAL LIFE

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2010	2010	2011	2011	2011

Balance, beginning of period	$74,844	$75,300	$76,264	$76,713	$77,207
Premiums and deposits	2,059	2,181	2,108	2,055	2,066
Surrenders and withdrawals	(936)	(944)	(943)	(895)	(905)
Benefit payments	(616)	(621)	(678)	(627)	(694)

Net Flows	507	616	487	533	467
Net transfers from (to) separate account	37	32	23	36	27
Interest	756	766	765	767	777
Policy charges	(408)	(414)	(419)	(428)	(435)
Other	(436)	(36)	(407)	(414)	(389)

Balance, end of period	$75,300	$76,264	$76,713	$77,207	$77,654

NON-MEDICAL HEALTH

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2010	2010	2011	2011	2011

Balance, beginning of period	$13,689	$13,901	$14,187	$14,384	$14,581
Premiums and deposits	1,747	1,500	1,504	1,488	1,583
Surrenders and withdrawals	(255)	(3)	(3)	(3)	(103)
Benefit payments	(1,083)	(1,093)	(1,136)	(1,116)	(1,074)

Net Flows	409	404	365	369	406
Net transfers from (to) separate account	—	—	—	—	—
Interest	150	157	157	161	164
Policy charges	—	—	—	—	—
Other	(347)	(275)	(325)	(333)	(349)

Balance, end of period	$13,901	$14,187	$14,384	$14,581	$14,802

SEPARATE ACCOUNT LIABILITIES

GROUP LIFE

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2010	2010	2011	2011	2011

Balance, beginning of period	$411	$456	$491	$516	$516
Premiums and deposits	47	45	50	47	47
Surrenders and withdrawals	(8)	(14)	(10)	(7)	(8)
Benefit payments	—	(1)	—	—	—

Net Flows	39	30	40	40	39
Investment performance	42	40	24	—	(70)
Net transfers from (to) general account	(1)	—	(2)	(2)	(3)
Policy charges	(35)	(35)	(37)	(38)	(38)
Other	—	—	—	—	—

Balance, end of period	$456	$491	$516	$516	$444

INDIVIDUAL LIFE

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2010	2010	2011	2011	2011

Balance, beginning of period	$7,915	$8,576	$9,076	$9,368	$9,301
Premiums and deposits	193	190	193	184	178
Surrenders and withdrawals	(116)	(153)	(139)	(131)	(116)
Benefit payments	(10)	(9)	(12)	(14)	(8)

Net Flows	67	28	42	39	54
Investment performance	764	652	413	69	(1,121)
Net transfers from (to) general account	(37)	(32)	(23)	(36)	(27)
Policy charges	(140)	(139)	(139)	(139)	(136)
Other	7	(9)	(1)	—	—

Balance, end of period	$8,576	$9,076	$9,368	$9,301	$8,071

U.S. BUSINESS
INSURANCE PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL LIFE SALES BY PRODUCT
OTHER EXPENSES

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2010	2010	2011	2011	2011

Direct and allocated expenses	$555	$593	$581	$584	$562
Pension and post-retirement benefit costs	52	52	51	51	55
Premium taxes, other taxes, and licenses & fees	76	81	71	73	66

Total fixed operating expenses	$683	$726	$703	$708	$683

Commissions and other variable expenses	315	333	322	330	333

Total other expenses	$998	$1,059	$1,025	$1,038	$1,016

INDIVIDUAL LIFE SALES BY PRODUCT (1)

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2010	2010	2011	2011	2011

Individual Life Sales
Term Life	$32	$32	$30	$33	$32
Whole Life	28	29	27	30	27
Variable Life	9	8	9	11	9
Universal Life	48	61	57	54	52

Total Individual Life sales (2)	$117	$130	$123	$128	$120

(1)	Statistical sales information is calculated by MetLife using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2)	Of the $120 million of Individual Life Sales during the three months ended September 30, 2011, approximately 39% were distributed through MetLife agents, 14% through New England Financial agents, 42% through MetLife’s third party channels and 5% through other channels.

U.S. BUSINESS
INSURANCE PRODUCTS
SPREAD BY PRODUCT
GROUP LIFE

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2010	2010	2011	2011	2011

Investment income yield	5.54%	5.40%	5.52%	5.73%	5.66%
Average crediting rate	2.08%	2.06%	2.01%	2.07%	2.11%

Annualized general account spread	3.46%	3.34%	3.51%	3.66%	3.55%

VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2010	2010	2011	2011	2011

Investment income yield	6.30%	6.44%	6.72%	6.57%	6.33%
Average crediting rate	4.48%	4.63%	4.53%	4.47%	4.55%

Annualized general account spread (1)	1.82%	1.81%	2.19%	2.10%	1.78%

NON-MEDICAL HEALTH

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2010	2010	2011	2011	2011

Investment income yield	5.96%	6.38%	6.19%	6.53%	6.35%
Average crediting rate	4.78%	4.72%	4.70%	4.70%	4.66%

Annualized general account spread	1.18%	1.66%	1.49%	1.83%	1.69%

(1)	This represents the general account spread for Variable and Universal Life, a component of Individual Life.

U.S. BUSINESS
RETIREMENT PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011

OPERATING REVENUES
Premiums	$227	$145	$206	$240	$393	$730	$839
Universal life and investment-type product policy fees	500	550	586	622	620	1,474	1,828
Net investment income	856	845	786	792	800	2,550	2,378
Other revenues	56	61	75	75	77	159	227

Total operating revenues	1,639	1,601	1,653	1,729	1,890	4,913	5,272

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	378	280	375	402	585	1,207	1,362
Interest credited to policyholder account balances	394	407	393	395	408	1,205	1,196
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(270)	(301)	(317)	(400)	(478)	(766)	(1,195)
Amortization of DAC and VOBA	153	214	198	238	347	594	783
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	(1)	—	1	—	4	1
Other expenses	615	653	678	784	867	1,784	2,329

Total operating expenses	1,272	1,252	1,327	1,420	1,729	4,028	4,476

Operating earnings before provision for income tax	367	349	326	309	161	885	796
Provision for income tax expense (benefit)	129	121	114	108	57	310	279

Operating earnings	238	228	212	201	104	575	517
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$238	$228	$212	$201	$104	$575	$517

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$238	$228	$212	$201	$104	$575	$517
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	5	43	9	42	21	96	72
Net derivative gains (losses)	116	(392)	(7)	271	956	627	1,220
Universal life and investment-type product policy fees	54	56	58	58	74	154	190
Net investment income	(68)	(47)	(38)	(33)	(47)	(202)	(118)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(235)	(230)	(147)	(12)	407	(162)	248
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	46	243	67	(124)	(545)	(194)	(602)
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	1	—	—	1	—	1
Provision for income tax (expense) benefit	28	109	20	(71)	(303)	(113)	(354)

Income (loss) from continuing operations, net of income tax	184	11	174	332	668	781	1,174
Income (loss) from discontinued operations, net of income tax	1	—	—	—	—	1	—

Net income (loss)	185	11	174	332	668	782	1,174
Less: Net income (loss) attributable to noncontrolling interest	—	1	—	—	1	—	1

Net income (loss) attributable to MetLife, Inc.	185	10	174	332	667	782	1,173
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$185	$10	$174	$332	$667	$782	$1,173

Premiums, Fees and Other Revenues (Operating)	$783	$756	$867	$937	$1,090	$2,363	$2,894

Lapse Ratio

Fixed Annuities	6.3%	6.0%	6.2%	6.4%	6.6%
Variable Annuities	7.3%	7.3%	7.3%	7.4%	6.9%

U.S. BUSINESS
RETIREMENT PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Balance, beginning of period	$57,356	$57,485	$55,346	$54,973	$55,675
Premiums and deposits (1), (2)	2,038	1,775	1,745	2,027	2,812
Surrenders and withdrawals	(1,160)	(999)	(913)	(921)	(991)
Benefit payments	(480)	(469)	(496)	(493)	(503)

Net Flows	398	307	336	613	1,318
Net transfers from (to) separate account	(808)	(1,131)	(846)	(733)	(624)
Interest	547	560	545	546	551
Policy charges	(13)	(16)	(17)	(20)	(19)
Other	5	(1,859)	(391)	296	3,418

Balance, end of period	$57,485	$55,346	$54,973	$55,675	$60,319

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Balance, beginning of period	$87,367	$97,587	$107,335	$114,569	$118,522
Premiums and deposits (1)	3,312	3,978	4,564	5,703	6,787
Surrenders and withdrawals	(1,813)	(1,851)	(2,106)	(2,330)	(2,112)
Benefit payments	(183)	(205)	(206)	(219)	(209)

Net Flows	1,316	1,922	2,252	3,154	4,466
Investment performance	8,549	7,191	4,664	655	(14,336)
Net transfers from (to) general account	808	1,131	846	733	624
Policy charges	(453)	(496)	(529)	(589)	(574)
Other	—	—	1	—	5

Balance, end of period	$97,587	$107,335	$114,569	$118,522	$108,707

(1)	Includes company sponsored internal exchanges.

(2)	Includes premiums and deposits directed to the General Account investment option of a variable annuity product.

U.S. BUSINESS
RETIREMENT PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL ANNUITY SALES BY PRODUCT
OTHER EXPENSES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Direct and allocated expenses	$185	$180	$181	$198	$187
Pension and post-retirement benefit costs	21	21	20	20	21
Premium taxes, other taxes, and licenses & fees	8	6	7	7	6

Total fixed operating expenses	$214	$207	$208	$225	$214

Commissions and other variable expenses	401	446	470	559	653

Total other expenses	$615	$653	$678	$784	$867

INDIVIDUAL ANNUITY SALES BY PRODUCT (1)

	For the Three Months Ended
Unaudited (in millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Individual Annuity Sales
Annuities Sales (1)
Fixed annuity sales	$472	$383	$362	$376	$617
Variable annuity sales	4,662	5,129	5,691	6,971	8,561

Total annuity sales (2)	$5,134	$5,512	$6,053	$7,347	$9,178

Separate Account and General Account
Separate Accounts

Total variable annuities separate accounts	$3,178	$3,809	$4,384	$5,398	$6,442

General Accounts
Fixed annuity	472	383	362	376	617
Variable annuity	1,484	1,320	1,307	1,573	2,119

Total general accounts	1,956	1,703	1,669	1,949	2,736

Total premiums and deposits	$5,134	$5,512	$6,053	$7,347	$9,178

(1)	Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

(2)	Of the $9,178 million of Individual Annuity Sales during the three months ended September 30, 2011, approximately 13% were distributed through MetLife agents, 4% through New England Financial agents, 76% through MetLife’s third party channels, 5% through MetLife Resources representatives, 1% through Retirement & Benefit Funding, and 1% through other distribution channels.

U.S. BUSINESS
RETIREMENT PRODUCTS
SPREAD
DEFERRED ANNUITIES

	For the Three Months Ended
Unaudited	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Investment income yield	6.36%	6.47%	6.17%	6.11%	6.07%
Average crediting rate	3.68%	3.65%	3.58%	3.54%	3.50%

Annualized general account spread	2.68%	2.82%	2.59%	2.57%	2.57%

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011

OPERATING REVENUES
Premiums	$402	$391	$291	$781	$724	$1,547	$1,796
Universal life and investment-type product policy fees	58	57	54	58	69	169	181
Net investment income	1,216	1,313	1,311	1,325	1,289	3,641	3,925
Other revenues	59	65	60	61	61	181	182

Total operating revenues	1,735	1,826	1,716	2,225	2,143	5,538	6,084

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	963	926	821	1,292	1,287	3,115	3,400
Interest credited to policyholder account balances	380	346	335	330	327	1,099	992
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(6)	(2)	(12)	(6)	(6)	(17)	(24)
Amortization of DAC and VOBA	4	4	5	5	4	12	14
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	3	2	2	2	3	6
Other expenses	113	114	119	118	126	346	363

Total operating expenses	1,455	1,391	1,270	1,741	1,740	4,558	4,751

Operating earnings before provision for income tax	280	435	446	484	403	980	1,333
Provision for income tax expense (benefit)	98	152	157	170	139	343	466

Operating earnings	182	283	289	314	264	637	867
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$182	$283	$289	$314	$264	$637	$867

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$182	$283	$289	$314	$264	$637	$867
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	54	65	12	(12)	86	111	86
Net derivative gains (losses)	(193)	(39)	(127)	(52)	407	(123)	228
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	46	48	44	35	38	142	117
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(31)	30	8	(12)	(38)	(72)	(42)
Interest credited to policyholder account balances	(5)	(8)	(8)	(8)	(2)	(3)	(18)
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	1	—	1	2	2	3
Provision for income tax (expense) benefit	46	(28)	25	17	(173)	(26)	(131)

Income (loss) from continuing operations, net of income tax	99	352	243	283	584	668	1,110
Income (loss) from discontinued operations, net of income tax	3	3	—	21	5	11	26

Net income (loss)	102	355	243	304	589	679	1,136
Less: Net income (loss) attributable to noncontrolling interest	—	1	—	—	2	1	2

Net income (loss) attributable to MetLife, Inc.	102	354	243	304	587	678	1,134
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$102	$354	$243	$304	$587	$678	$1,134

Premiums, Fees and Other Revenues (Operating)	$519	$513	$405	$900	$854	$1,897	$2,159

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Balance, beginning of period	$95,475	$97,929	$96,960	$98,689	$99,747
Premiums and deposits	12,351	13,947	16,668	11,052	14,196
Surrenders and withdrawals	(11,707)	(13,124)	(14,789)	(10,718)	(17,347)
Benefit payments	(774)	(707)	(713)	(711)	(762)

Net Flows	(130)	116	1,166	(377)	(3,913)
Net transfers from (to) separate account	(98)	(12)	(4)	(4)	(12)
Interest	1,002	982	970	961	948
Policy charges	(30)	(25)	(34)	(34)	(34)
Other	1,710	(2,030)	(369)	512	2,522

Balance, end of period	$97,929	$96,960	$98,689	$99,747	$99,258

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Balance, beginning of period	$49,885	$56,670	$56,571	$61,004	$63,195
Premiums and deposits	4,835	1,811	4,177	2,854	3,068
Surrenders and withdrawals	(1,637)	(1,189)	(1,255)	(1,404)	(2,061)
Benefit payments	(9)	(15)	(68)	(23)	(17)

Net Flows	3,189	607	2,854	1,427	990
Investment performance	2,062	205	758	1,012	807
Net transfers from (to) general account	98	12	4	4	12
Policy charges	(57)	(61)	(67)	(61)	(63)
Other	1,493	(862)	884	(191)	63

Balance, end of period	$56,670	$56,571	$61,004	$63,195	$65,004

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Direct and allocated expenses	$54	$65	$64	$64	$66
Pension and post-retirement benefit costs	12	11	11	11	11
Premium taxes, other taxes, and licenses & fees	5	1	6	5	10

Total fixed operating expenses	$71	$77	$81	$80	$87

Commissions and other variable expenses	42	37	38	38	39

Total other expenses	$113	$114	$119	$118	$126

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
SPREAD
CORPORATE BENEFIT FUNDING

	For the Three Months Ended
Unaudited	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Investment income yield	5.19%	5.39%	5.31%	5.27%	5.16%
Average crediting rate	4.16%	3.83%	3.74%	3.66%	3.71%

Annualized general account spread	1.03%	1.56%	1.57%	1.61%	1.45%

U.S. BUSINESS
AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011

OPERATING REVENUES
Premiums (1)	$740	$746	$735	$748	$760	$2,177	$2,243
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	51	53	53	51	50	156	154
Other revenues	8	8	8	7	8	14	23

Total operating revenues	799	807	796	806	818	2,347	2,420

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends (1)	506	515	532	719	613	1,506	1,864
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(118)	(109)	(105)	(117)	(121)	(339)	(343)
Amortization of DAC and VOBA	110	111	109	113	114	328	336
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	200	197	193	198	200	572	591

Total operating expenses	698	714	729	913	806	2,067	2,448

Operating earnings before provision for income tax	101	93	67	(107)	12	280	(28)
Provision for income tax expense (benefit)	20	19	10	(51)	(10)	54	(51)

Operating earnings	81	74	57	(56)	22	226	23
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$81	$74	$57	$(56)	$22	$226	$23

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$81	$74	$57	$(56)	$22	$226	$23
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(3)	(4)	—	(6)	(4)	(3)	(10)
Net derivative gains (losses)	(4)	6	—	(3)	(7)	(7)	(10)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	2	—	—	3	4	3	7

Income (loss) from continuing operations, net of income tax	76	76	57	(62)	15	219	10
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	76	76	57	(62)	15	219	10
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	76	76	57	(62)	15	219	10
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$76	$76	$57	$(62)	$15	$219	$10

Premiums, Fees and Other Revenues (Operating)	$748	$754	$743	$755	$768	$2,191	$2,266

(1)	Premiums reflect earned premiums and policyholder benefits and claims and policyholder dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME — AUTO
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011

OPERATING REVENUES
Premiums (1)	$500	$500	$493	$501	$508	$1,473	$1,502
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	32	35	34	31	31	100	96
Other revenues	5	5	5	4	5	14	14

Total operating revenues	537	540	532	536	544	1,587	1,612

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends (1)	355	375	329	358	344	1,011	1,031
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(78)	(69)	(69)	(77)	(76)	(222)	(222)
Amortization of DAC and VOBA	74	70	68	76	74	217	218
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	130	129	128	128	129	377	385

Total operating expenses	481	505	456	485	471	1,383	1,412

Operating earnings before provision for income tax	56	35	76	51	73	204	200
Provision for income tax expense (benefit)	10	3	18	8	18	44	44

Operating earnings	46	32	58	43	55	160	156
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$46	$32	$58	$43	$55	$160	$156

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$46	$32	$58	$43	$55	$160	$156
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(2)	(3)	—	(4)	(2)	(2)	(6)
Net derivative gains (losses)	(2)	3	—	(2)	(4)	(4)	(6)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	1	—	—	1	3	2	4

Income (loss) from continuing operations, net of income tax	43	32	58	38	52	156	148
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	43	32	58	38	52	156	148
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	43	32	58	38	52	156	148
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$43	$32	$58	$38	$52	$156	$148

Premiums, Fees and Other Revenues (Operating)	$505	$505	$498	$505	$513	$1,487	$1,516

(1)	Premiums reflect earned premiums and policyholder benefits and claims and policyholder dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME — HOMEOWNERS & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011

OPERATING REVENUES
Premiums (1)	$240	$246	$242	$247	$252	$704	$741
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	19	18	19	20	19	56	58
Other revenues	3	3	3	3	3	—	9

Total operating revenues	262	267	264	270	274	760	808

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends (1)	151	140	203	361	269	495	833
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(40)	(40)	(36)	(40)	(45)	(117)	(121)
Amortization of DAC and VOBA	36	41	41	37	40	111	118
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	70	68	65	70	71	195	206

Total operating expenses	217	209	273	428	335	684	1,036

Operating earnings before provision for income tax	45	58	(9)	(158)	(61)	76	(228)
Provision for income tax expense (benefit)	10	16	(8)	(59)	(28)	10	(95)

Operating earnings	35	42	(1)	(99)	(33)	66	(133)
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$35	$42	$(1)	$(99)	$(33)	$66	$(133)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$35	$42	$(1)	$(99)	$(33)	$66	$(133)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(1)	(1)	—	(2)	(2)	(1)	(4)
Net derivative gains (losses)	(2)	3	—	(1)	(3)	(3)	(4)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	1	—	—	2	1	1	3

Income (loss) from continuing operations, net of income tax	33	44	(1)	(100)	(37)	63	(138)
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	33	44	(1)	(100)	(37)	63	(138)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	33	44	(1)	(100)	(37)	63	(138)
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$33	$44	$(1)	$(100)	$(37)	$63	$(138)

Premiums, Fees and Other Revenues (Operating)	$243	$249	$245	$250	$255	$704	$750

(1)	Premiums reflect earned premiums and policyholder benefits and claims and policyholder dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME
NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Net Written Premiums by Product
Automobile	$513	$489	$496	$509	$529
Homeowners	254	229	201	255	265
Other	13	11	22	14	13

Total	$780	$729	$719	$778	$807

Selected Financial Information and Supplemental Data

Total Auto & Home
Loss and loss adjustment expense ratio	68.3%	69.1%	72.5%	96.1%	80.6%
Policyholder benefits and dividends	0.0%	0.1%	0.1%	0.1%	0.0%
Other expense ratio	25.9%	26.6%	26.5%	25.8%	25.6%
Payment fees credit	(0.6%)	(0.6%)	(0.6%)	(0.5%)	(0.5%)

Total combined ratio	93.6%	95.2%	98.5%	121.5%	105.7%
Effect of catastrophe losses	5.4%	5.2%	6.2%	35.8%	17.7%

Combined ratio excluding catastrophes	88.2%	90.0%	92.3%	85.7%	88.0%

Auto
Loss and loss adjustment expense ratio	71.0%	74.7%	66.8%	71.4%	67.6%
Policyholder benefits and dividends	0.0%	0.1%	0.1%	0.1%	0.0%
Other expense ratio	25.1%	26.2%	25.6%	25.3%	25.2%
Payment fees credit	(0.6%)	(0.6%)	(0.7%)	(0.6%)	(0.6%)

Total combined ratio	95.5%	100.4%	91.8%	96.2%	92.2%
Effect of catastrophe losses	0.7%	1.1%	(0.1%)	5.7%	2.8%

Combined ratio excluding catastrophes	94.8%	99.3%	91.9%	90.5%	89.4%

Homeowners & Other
Loss and loss adjustment expense ratio	62.6%	57.4%	84.0%	146.1%	106.7%
Policyholder benefits and dividends	0.0%	0.1%	0.1%	0.1%	0.0%
Other expense ratio	27.5%	27.3%	28.5%	27.1%	26.5%
Payment fees credit	(0.4%)	(0.4%)	(0.4%)	(0.4%)	(0.4%)

Total combined ratio	89.7%	84.4%	112.2%	172.9%	132.8%
Effect of catastrophe losses	15.4%	13.5%	19.0%	96.8%	47.7%

Combined ratio excluding catastrophes	74.3%	70.9%	93.2%	76.1%	85.1%

Pre-Tax Catastrophe Losses
Auto	$3	$6	$—	$28	$14
Homeowners & Other	37	33	46	239	121

Total	$40	$39	$46	$267	$135

INTERNATIONAL
JAPAN
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011

OPERATING REVENUES
Premiums	$—	$499	$1,517	$1,602	$1,601	$—	$4,720
Universal life and investment-type product policy fees	—	55	194	195	220	—	609
Net investment income	—	145	439	517	540	—	1,496
Other revenues	—	7	9	4	5	—	18

Total operating revenues	—	706	2,159	2,318	2,366	—	6,843

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	—	309	949	1,019	999	—	2,967
Interest credited to policyholder account balances	—	123	369	388	401	—	1,158
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	—	(149)	(522)	(519)	(619)	—	(1,660)
Amortization of DAC and VOBA	—	82	292	371	318	—	981
Amortization of negative VOBA	—	(49)	(146)	(141)	(135)	—	(422)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	244	770	823	909	—	2,502

Total operating expenses	—	560	1,712	1,941	1,873	—	5,526

Operating earnings before provision for income tax	—	146	447	377	493	—	1,317
Provision for income tax expense (benefit)	—	52	157	132	178	—	467

Operating earnings	—	94	290	245	315	—	850
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$—	$94	$290	$245	$315	$—	$850

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$—	$94	$290	$245	$315	$—	$850
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	—	(9)	(47)	(47)	(21)	—	(115)
Net derivative gains (losses)	—	(144)	(8)	135	101	—	228
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	116	259	(168)	(354)	—	(263)
Other revenues	—	—	—	3	5	—	8
Policyholder benefits and claims and policyholder dividends	—	5	(8)	(10)	(9)	—	(27)
Interest credited to policyholder account balances	—	(116)	(259)	197	332	—	270
Amortization of DAC and VOBA	—	—	—	—	(20)	—	(20)
Amortization of negative VOBA	—	7	19	19	19	—	57
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	5	(15)	—	(10)
Provision for income tax (expense) benefit	—	49	16	(48)	(12)	—	(44)

Income (loss) from continuing operations, net of income tax	—	2	262	331	341	—	934
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	—	2	262	331	341	—	934
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	1	2	—	3

Net income (loss) attributable to MetLife, Inc.	—	2	262	330	339	—	931
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$—	$2	$262	$330	$339	$—	$931

Premiums, Fees and Other Revenues (Operating)	$—	$561	$1,720	$1,801	$1,826	$—	$5,347

INTERNATIONAL
OTHER INTERNATIONAL REGIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011

OPERATING REVENUES
Premiums	$878	$1,103	$1,611	$1,653	$1,702	$2,522	$4,966
Universal life and investment-type product policy fees	301	363	436	470	433	902	1,339
Net investment income	451	313	421	539	550	1,153	1,510
Other revenues	7	16	33	35	40	12	108

Total operating revenues	1,637	1,795	2,501	2,697	2,725	4,589	7,923

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	763	774	1,102	1,218	1,315	2,279	3,635
Interest credited to policyholder account balances	242	121	143	152	146	433	441
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(168)	(269)	(397)	(442)	(415)	(506)	(1,254)
Amortization of DAC and VOBA	104	177	288	312	268	313	868
Amortization of negative VOBA	—	(8)	(18)	(23)	(16)	—	(57)
Interest expense on debt	(1)	1	2	—	—	2	2
Other expenses	506	744	1,002	1,109	1,074	1,489	3,185

Total operating expenses	1,446	1,540	2,122	2,326	2,372	4,010	6,820

Operating earnings before provision for income tax	191	255	379	371	353	579	1,103
Provision for income tax expense (benefit)	2	47	102	109	90	101	301

Operating earnings	189	208	277	262	263	478	802
Preferred stock dividends	—	—	—	—	—	—	—
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$189	$208	$277	$262	$263	$478	$802

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$189	$208	$277	$262	$263	$478	$802
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(239)	(12)	(112)	(33)	(240)	(268)	(385)
Net derivative gains (losses)	(109)	(504)	76	(261)	1,172	157	987
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(11)	63	133	127	(477)	(135)	(217)
Other revenues	—	—	(1)	1	—	—	—
Policyholder benefits and claims and policyholder dividends	(138)	7	(10)	(174)	(143)	(271)	(327)
Interest credited to policyholder account balances	—	(95)	(176)	(120)	469	—	173
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	4	(1)	1	(52)	(6)	(7)	(57)
Provision for income tax (expense) benefit	169	138	17	166	(308)	87	(125)

Income (loss) from continuing operations, net of income tax	(135)	(196)	205	(84)	730	41	851
Income (loss) from discontinued operations, net of income tax	2	13	(61)	1	(11)	9	(71)

Net income (loss)	(133)	(183)	144	(83)	719	50	780
Less: Net income (loss) attributable to noncontrolling interest	4	1	7	(3)	(12)	(6)	(8)

Net income (loss) attributable to MetLife, Inc.	(137)	(184)	137	(80)	731	56	788
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(137)	$(184)	$137	$(80)	$731	$56	$788

Premiums, Fees and Other Revenues (Operating)	$1,186	$1,482	$2,080	$2,158	$2,175	$3,436	$6,413

BANKING, CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011

OPERATING REVENUES
Premiums	$3	$5	$2	$2	$3	$6	$7
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	225	301	330	297	297	691	924
Other revenues	309	291	182	202	308	753	692

Total operating revenues	537	597	514	501	608	1,450	1,623

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	(4)	(3)	2	1	4	(11)	7
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	33	29	23	23	26	108	72
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	(1)	2	—	—	—	(1)	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	292	311	319	325	326	815	970
Other expenses	278	330	311	337	438	825	1,086

Total operating expenses	598	669	655	686	794	1,736	2,135

Operating earnings before provision for income tax	(61)	(72)	(141)	(185)	(186)	(286)	(512)
Provision for income tax expense (benefit)	(14)	(115)	(114)	(130)	(162)	(185)	(406)

Operating earnings	(47)	43	(27)	(55)	(24)	(101)	(106)
Preferred stock dividends	30	31	30	31	30	91	91

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(77)	$12	$(57)	$(86)	$(54)	$(192)	$(197)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(47)	$43	$(27)	$(55)	$(24)	$(101)	$(106)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(228)	(192)	2	(102)	88	(338)	(12)
Net derivative gains (losses)	(140)	26	(80)	1	(30)	(87)	(109)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	120	104	98	98	104	345	300
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	(103)	(99)	(92)	(92)	(97)	(312)	(281)
Other expenses	(46)	(101)	(63)	(99)	(79)	(115)	(241)
Provision for income tax (expense) benefit	136	77	44	67	22	177	133

Income (loss) from continuing operations, net of income tax	(308)	(142)	(118)	(182)	(16)	(431)	(316)
Income (loss) from discontinued operations, net of income tax	(3)	—	—	1	2	(3)	3

Net income (loss)	(311)	(142)	(118)	(181)	(14)	(434)	(313)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	(5)	1	(2)	(4)

Net income (loss) attributable to MetLife, Inc.	(311)	(142)	(118)	(176)	(15)	(432)	(309)
Less: Preferred stock dividends	30	31	30	31	30	91	91
Less: Preferred stock redemption premium	—	—	146	—	—	—	146

Net income (loss) available to MetLife, Inc.’s common shareholders	$(341)	$(173)	$(294)	$(207)	$(45)	$(523)	$(546)

Premiums, Fees and Other Revenues (Operating)	$312	$296	$184	$204	$311	$759	$699

BANKING, CORPORATE & OTHER — BANKING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011

OPERATING REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	117	128	121	123	129	338	373
Other revenues	293	227	154	188	296	708	638

Total operating revenues	410	355	275	311	425	1,046	1,011

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	33	29	23	23	26	108	72
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	17	22	22	27	28	41	77
Other expenses	193	246	212	239	289	532	740

Total operating expenses	243	297	257	289	343	681	889

Operating earnings before provision for income tax	167	58	18	22	82	365	122
Provision for income tax expense (benefit)	66	12	7	8	31	144	46

Operating earnings	101	46	11	14	51	221	76
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$101	$46	$11	$14	$51	$221	$76

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$101	$46	$11	$14	$51	$221	$76
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(18)	(6)	(3)	(6)	(59)	(30)	(68)
Net derivative gains (losses)	(9)	7	(2)	(9)	(140)	(48)	(151)
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	1	—	1
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	(1)	—	—	—	—	—	—
Provision for income tax (expense) benefit	11	(3)	2	5	77	31	84

Income (loss) from continuing operations, net of income tax	84	44	8	4	(70)	174	(58)
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	84	44	8	4	(70)	174	(58)
Less: Net income (loss) attributable to noncontrolling interest	(1)	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	85	44	8	4	(70)	174	(58)
Less: Preferred stock dividends	—	—	—	—	—	—	—
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$85	$44	$8	$4	$(70)	$174	$(58)

Premiums, Fees and Other Revenues (Operating)	$293	$227	$154	$188	$296	$708	$638

BANKING, CORPORATE & OTHER — CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011

OPERATING REVENUES
Premiums	$3	$5	$2	$2	$3	$6	$7
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	108	173	209	174	168	353	551
Other revenues	16	64	28	14	12	45	54

Total operating revenues	127	242	239	190	183	404	612

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	(4)	(3)	2	1	4	(11)	7
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	(1)	2	—	—	—	(1)	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	275	289	297	298	298	774	893
Other expenses	85	84	99	98	149	293	346

Total operating expenses	355	372	398	397	451	1,055	1,246

Operating earnings before provision for income tax	(228)	(130)	(159)	(207)	(268)	(651)	(634)
Provision for income tax expense (benefit)	(80)	(127)	(121)	(138)	(193)	(329)	(452)

Operating earnings	(148)	(3)	(38)	(69)	(75)	(322)	(182)
Preferred stock dividends	30	31	30	31	30	91	91

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(178)	$(34)	$(68)	$(100)	$(105)	$(413)	$(273)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(148)	$(3)	$(38)	$(69)	$(75)	$(322)	$(182)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(210)	(186)	5	(96)	147	(308)	56
Net derivative gains (losses)	(131)	19	(78)	10	110	(39)	42
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	120	104	98	98	103	345	299
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	(103)	(99)	(92)	(92)	(97)	(312)	(281)
Other expenses	(45)	(101)	(63)	(99)	(79)	(115)	(241)
Provision for income tax (expense) benefit	125	80	42	62	(55)	146	49

Income (loss) from continuing operations, net of income tax	(392)	(186)	(126)	(186)	54	(605)	(258)
Income (loss) from discontinued operations, net of income tax	(3)	—	—	1	2	(3)	3

Net income (loss)	(395)	(186)	(126)	(185)	56	(608)	(255)
Less: Net income (loss) attributable to noncontrolling interest	1	—	—	(5)	1	(2)	(4)

Net income (loss) attributable to MetLife, Inc.	(396)	(186)	(126)	(180)	55	(606)	(251)
Less: Preferred stock dividends	30	31	30	31	30	91	91
Less: Preferred stock redemption premium	—	—	146	—	—	—	146

Net income (loss) available to MetLife, Inc.’s common shareholders	$(426)	$(217)	$(302)	$(211)	$25	$(697)	$(488)

Premiums, Fees and Other Revenues (Operating)	$19	$69	$30	$16	$15	$51	$61

BANKING, CORPORATE & OTHER — BANKING (1), (2)
SUPPLEMENTAL INFORMATION

	At or For the Three Months Ended					At or For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011

The following supplemental information for MetLife Bank is presented in accordance with the quarterly call report regulatory filing:

Income Statement
Net interest income, net of interest expense	$67	$79	$79	$74	$74	$189	$227
Provision for credit losses	(11)	(3)	2	(5)	12	(15)	9
Non interest income (3)	281	233	148	183	157	658	488
Non interest expense (4)	(197)	(250)	(216)	(245)	(359)	(545)	(820)

Income before taxes	140	59	13	7	(116)	287	(96)
Income tax expense	55	15	5	3	(46)	113	(38)

Net income (loss) available to MetLife, Inc.’s common shareholders	$85	$44	$8	$4	$(70)	$174	$(58)

Selected Balance Sheet Accounts
Loans Held-for-Investment:
Commercial Loans & Mortgages	$2,320	$2,435	$2,541	$3,019	$3,139
Residential	1,289	1,532	1,698	1,947	2,426
Agricultural	215	205	189	185	223

Total Loans	3,824	4,172	4,428	5,151	5,788

Allowance for Loan Losses	(62)	(65)	(62)	(67)	(53)

Total Loans Held-for-Investment (Net)	$3,762	$4,107	$4,366	$5,084	$5,735

Net Charge-offs	$20	$1	$1	$—	$2	$45	$3

Loans Held-for-Sale	$2,837	$3,321	$2,435	$2,806	$3,734

Total Assets	$16,576	$16,310	$15,583	$16,491	$17,650

Total Deposits	$9,362	$10,317	$9,313	$10,022	$10,686

Key Ratios & Statistics

Tier 1 Common Equity	$1,093	$1,113	$1,113	$1,123	$1,142
Tier 1 Capital	$1,093	$1,163	$1,163	$1,173	$1,242
Risk Weighted Assets	$8,069	$8,209	$7,922	$8,278	$8,778

Tier 1 Common Equity Ratio	13.54%	13.56%	14.05%	13.57%	13.01%
Tier 1 Capital Ratio	13.54%	14.16%	14.68%	14.17%	14.15%
Total Capital Ratio	14.34%	15.00%	15.51%	15.03%	14.76%
Tier 1 Leverage Ratio	7.27%	7.14%	7.43%	7.38%	7.19%

Net Interest Margin	1.94%	2.07%	2.21%	2.04%	1.87%	1.95%	2.03%

Allowance / Total Loans	1.63%	1.57%	1.40%	1.29%	0.91%
Allowance / Non Performing Assets	144.00%	148.00%	128.00%	81.00%	73.00%

(1)	All amounts on this page relate to MetLife Bank only.

(2)	Current period numbers are preliminary, subject to regulatory filing on October 28, 2011. Prior period results reflect final filed results.

(3)	Current period non-interest income includes $119 million losses from de-designation of cash flow hedges as a result of MetLife Inc.’s announcement to explore the sale of MetLife Bank’s depository business.

(4)	Current period non-interest expense includes a $65 million goodwill impairment.

METLIFE, INC.
INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Three Months Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Fixed Maturity Securities
Yield (1)	5.81%	5.31%	4.91%	4.94%	4.79%
Investment income (2), (3)	$3,236	$3,278	$3,693	$3,794	$3,721
Investment gains (losses) (3)	(65)	3	(163)	(105)	(186)
Ending carrying value (2), (3)	261,988	325,391	334,409	342,607	354,611

Mortgage Loans
Yield (1)	5.54%	5.55%	5.54%	5.50%	5.56%
Investment income (3), (4)	712	743	759	765	806
Investment gains (losses) (3)	37	2	47	68	45
Ending carrying value (3)	52,770	55,457	55,061	56,927	59,722

Real Estate and Real Estate Joint Ventures
Yield (1)	2.80%	0.59%	2.83%	4.85%	4.67%
Investment income	48	11	57	99	96
Investment gains (losses) (3)	(1)	—	29	47	165
Ending carrying value	6,990	8,030	8,042	8,234	8,197

Policy Loans
Yield (1)	6.19%	6.04%	5.42%	5.41%	5.43%
Investment income	155	161	160	160	162
Ending carrying value	10,089	11,761	11,872	11,858	11,932

Equity Securities
Yield (1)	2.75%	6.01%	3.45%	6.04%	3.59%
Investment income	19	45	30	48	28
Investment gains (losses)	(1)	4	36	(70)	(3)
Ending carrying value	2,861	3,602	3,584	3,238	3,118

Other Limited Partnership Interests
Yield (1)	11.48%	18.49%	15.14%	9.90%	11.08%
Investment income	170	283	243	159	180
Investment gains (losses)	(4)	(3)	3	5	—
Ending carrying value	5,948	6,416	6,409	6,453	6,538

Cash and Short-term Investments
Yield (1)	0.42%	0.63%	0.94%	0.92%	0.72%
Investment income	20	33	43	41	38
Investment gains (losses)	—	1	—	1	—
Ending carrying value (3)	26,019	22,302	19,455	22,026	25,901

Other Invested Assets (5)
Investment income	75	97	12	165	158
Investment gains (losses) (3)	(67)	(16)	4	(7)	—
Ending carrying value	16,558	15,430	13,693	14,900	23,138

Total Investments
Investment income yield (1)	5.32%	5.14%	4.81%	4.96%	4.76%
Investment fees and expenses yield	(0.15)	(0.14)	(0.12)	(0.13)	(0.13)

Net Investment Income Yield (1), (3)	5.17%	5.00%	4.69%	4.83%	4.63%

Investment income	4,435	4,651	4,997	5,231	5,189
Investment fees and expenses	(121)	(127)	(128)	(138)	(137)

Net Investment Income (3)	$4,314	$4,524	$4,869	$5,093	$5,052

Ending Carrying Value (3)	$383,223	$448,389	$452,525	$466,243	$493,157

Gross investment gains	$212	$301	$290	$348	$477
Gross investment losses	(215)	(184)	(243)	(290)	(199)
Writedowns	(98)	(126)	(91)	(119)	(257)

Investment Portfolio Gains (Losses) (3)	(101)	(9)	(44)	(61)	21
Investment portfolio gains (losses) income tax (expense) benefit	29	5	15	23	(7)

Investment Portfolio Gains (Losses), Net of Income Tax	$(72)	$(4)	$(29)	$(38)	$14

Derivative Gains (Losses) (3)	$(311)	$(1,615)	$(386)	$293	$4,130

Derivative gains (losses) income tax (expense) benefit	121	568	132	(104)	(1,442)

Derivative Gains (Losses), Net of Income Tax	$(190)	$(1,047)	$(254)	$189	$2,688

(1)	Yields are based on average of quarterly asset carrying values, excluding recognized and unrealized investment gains (losses); collateral received from counterparties associated with our securities lending program; the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”); and effective October 1, 2010, contractholder-directed unit-linked investments. Yields also exclude the investment income recognized on investments held by CSEs and effective October 1, 2010, contractholder-directed unit-linked investments.

(2)	Fixed maturity securities includes $3,756 million, $594 million, $745 million, $863 million and $684 million in ending carrying value, and $194 million, $17 million, $28 million, $16 million and ($38) million of investment income related to trading and other securities at or for the three months ended September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, respectively.

(3)	Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Fixed maturity securities ending carrying value excludes contractholder-directed unit-linked investments of $17,794 million, $18,459 million, $18,690 million and $17,874 million at December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, respectively; 2) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs which are accounted for under the fair value option as follows: trading and other securities (included within fixed maturity securities in the yield table above) of $231 million, $201 million, $161 million, $147 million and $140 million, mortgage loans of $7,093 million, $6,840 million, $6,771 million, $6,697 million and $3,227 million and cash and short-term investments of $47 million, $39 million, $59 million, $21 million and $13 million at September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, respectively; 3) Net investment income adjustments as presented on page 5 within the reconciliation to Net Income; 4) Investment portfolio gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below; and 5) Derivative gains (losses) presented in the above yield table and GAAP net derivative gains (losses) adjustments as presented below:

	For the Three Months Ended
	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Investment portfolio gains (losses) — in above yield table	$(101)	$(9)	$(44)	$(61)	$21
Real estate discontinued operations	—	(4)	(28)	(43)	(26)
Net investment gains (losses) related to CSEs	16	(18)	25	(16)	(7)
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(257)	(53)	(52)	(35)	(43)

Net investment gains (losses) — GAAP basis	$(342)	$(84)	$(99)	$(155)	$(55)

	For the Three Months Ended
	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Derivative gains (losses) — in above yield table	$(311)	$(1,615)	$(386)	$293	$4,130
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	62	36	39	55	69
Equity method operating joint ventures	—	28	23	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	5	8	8	8	2
Settlement of foreign currency earnings hedges	—	—	1	(4)	(5)

Net derivative gains (losses) — GAAP basis	$(244)	$(1,543)	$(315)	$352	$4,196

(4)	Investment income includes prepayment fees.

(5)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. However, the accruals of settlement payments in other liabilities are included in net investment income for GAAP. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the above yield table.

METLIFE, INC.
INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Fixed Maturity Securities
Yield (1)	5.63%	5.54%	4.91%	4.93%	4.95%
Investment income (2), (3)	$9,289	$12,567	$3,693	$7,487	$11,208
Investment gains (losses) (3)	(258)	(255)	(163)	(268)	(454)
Ending carrying value (2), (3)	261,988	325,391	334,409	342,607	354,611

Mortgage Loans
Yield (1)	5.50%	5.51%	5.54%	5.52%	5.54%
Investment income (3), (4)	2,078	2,821	759	1,524	2,330
Investment gains (losses) (3)	20	22	47	115	160
Ending carrying value (3)	52,770	55,457	55,061	56,927	59,722

Real Estate and Real Estate Joint Ventures
Yield (1)	1.28%	1.10%	2.83%	3.85%	4.15%
Investment income	66	77	57	156	252
Investment gains (losses) (3)	(40)	(40)	29	76	241
Ending carrying value	6,990	8,030	8,042	8,234	8,197

Policy Loans
Yield (1)	6.50%	6.38%	5.42%	5.41%	5.46%
Investment income	488	649	160	320	482
Ending carrying value	10,089	11,761	11,872	11,858	11,932

Equity Securities
Yield (1)	3.84%	4.40%	3.45%	4.70%	4.42%
Investment income	83	128	30	78	106
Investment gains (losses)	100	104	36	(34)	(37)
Ending carrying value	2,861	3,602	3,584	3,238	3,118

Other Limited Partnership Interests
Yield (1)	13.75%	14.99%	15.14%	12.52%	12.07%
Investment income	596	879	243	402	582
Investment gains (losses)	(15)	(18)	3	8	8
Ending carrying value	5,948	6,416	6,409	6,453	6,538

Cash and Short-term Investments
Yield (1)	0.39%	0.46%	0.94%	0.93%	0.87%
Investment income	48	81	43	84	122
Investment gains (losses)	1	2	—	1	1
Ending carrying value (3)	26,019	22,302	19,455	22,026	25,901
Other Invested Assets (5)
Investment income	395	492	12	177	335
Investment gains (losses) (3)	8	(8)	4	(3)	(3)
Ending carrying value	16,558	15,430	13,693	14,900	23,138
Total Investments
Investment income yield (1)	5.36%	5.30%	4.81%	4.89%	4.90%
Investment fees and expenses yield	(0.14)	(0.14)	(0.12)	(0.13)	(0.13)

Net Investment Income Yield (1), (3)	5.22%	5.16%	4.69%	4.76%	4.77%

Investment income	13,043	17,694	4,997	10,228	15,417
Investment fees and expenses	(338)	(465)	(128)	(266)	(403)

Net Investment Income (3)	$12,705	$17,229	$4,869	$9,962	$15,014

Ending Carrying Value (3)	$383,223	$448,389	$452,525	$466,243	$493,157

Gross investment gains	$899	$1,200	$290	$638	$1,115
Gross investment losses	(664)	(848)	(243)	(533)	(732)
Writedowns	(419)	(545)	(91)	(210)	(467)

Investment Portfolio Gains (Losses) (3)	(184)	(193)	(44)	(105)	(84)
Investment portfolio gains (losses) income tax (expense) benefit	48	53	15	38	31

Investment Portfolio Gains (Losses), Net of Income Tax	$(136)	$(140)	$(29)	$(67)	$(53)

Derivative Gains (Losses) (3)	$1,001	$(614)	$(386)	$(93)	$4,037

Derivative gains (losses) income tax (expense) benefit	(408)	160	132	28	(1,414)

Derivative Gains (Losses), Net of Income Tax	$593	$(454)	$(254)	$(65)	$2,623

(1)	Yields are based on average of quarterly asset carrying values, excluding recognized and unrealized investment gains (losses); collateral received from counterparties associated with our securities lending program; the effects of consolidating under GAAP certain VIEs that are treated as CSEs; and effective October 1, 2010, contractholder-directed unit-linked investments. Yields also exclude the investment income recognized on investments held by CSEs and effective October 1, 2010, contractholder-directed unit-linked investments.

(2)	Fixed maturity securities includes $3,756 million, $594 million, $745 million, $863 million and $684 million in ending carrying value, and $217 million, $234 million, $28 million, $44 million and $6 million of investment income related to trading and other securities at or for the year-to-date period ended September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, and September 30, 2011, respectively.

(3)	Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Fixed maturity securities ending carrying value excludes contractholder-directed unit-linked investments of $17,794 million, $18,459 million, $18,690 million and $17,874 million at December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, respectively; 2) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs which are accounted for under the fair value option as follows: trading and other securities (included within fixed maturity securities in the yield table above) of $231 million, $201 million, $161 million, $147 million and $140 million, mortgage loans of $7,093 million, $6,840 million, $6,771 million, $6,697 million and $3,227 million and cash and short-term investments of $47 million, $39 million, $59 million, $21 million and $13 million at September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, respectively; 3) Net investment income adjustments as presented on page 5 within the reconciliation to Net Income; 4) Investment portfolio gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below; and 5) Derivative gains (losses) presented in the above yield table and GAAP net derivative gains (losses) adjustments as presented below:

	For the Year-to-Date Period Ended
	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Investment portfolio gains (losses) — in above yield table	$(184)	$(193)	$(44)	$(105)	$(84)
Real estate discontinued operations	(10)	(14)	(28)	(71)	(97)
Net investment gains (losses) related to certain CSEs	24	6	25	9	2
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(154)	(207)	(52)	(87)	(130)

Net investment gains (losses) — GAAP basis	$(324)	$(408)	$(99)	$(254)	$(309)

	For the Year-to-Date Period Ended
	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Derivative gains (losses) — in above yield table	$1,001	$(614)	$(386)	$(93)	$4,037
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	172	208	39	94	163
Equity method operating joint ventures	102	130	23	23	23
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	3	11	8	16	18
Settlement of foreign currency earnings hedges	—	—	1	(3)	(8)

Net derivative gains (losses) — GAAP basis	$1,278	$(265)	$(315)	$37	$4,233

(4)	Investment income includes prepayment fees.

(5)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. However, the accruals of settlement payments in other liabilities are included in net investment income for GAAP. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the above yield table.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)

	September 30, 2010		December 31, 2010		March 31, 2011		June 30, 2011		September 30, 2011
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$2,028	44.3%	$4,268	64.9%	$4,806	72.8%	$3,315	62.1%	$2,818	53.7%
20% or more for less than six months	285	6.2%	368	5.6%	446	6.8%	825	15.5%	1,377	26.2%
20% or more for six months or greater	2,267	49.5%	1,944	29.5%	1,344	20.4%	1,197	22.4%	1,055	20.1%

Total Gross Unrealized Losses	$4,580	100.0%	$6,580	100.0%	$6,596	100.0%	$5,337	100.0%	$5,250	100.0%

Total Gross Unrealized Gains	$19,264		$13,760		$13,208		$16,178		$25,168

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
EQUITY SECURITIES AVAILABLE-FOR-SALE (1)

	September 30, 2010		December 31, 2010		March 31, 2011		June 30, 2011		September 30, 2011
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$66	28.9%	$71	29.5%	$74	34.9%	$42	36.5%	$53	23.3%
20% or more for less than six months	25	11.0%	22	9.1%	18	8.5%	4	3.5%	89	39.0%
20% or more for six months or greater	137	60.1%	148	61.4%	120	56.6%	69	60.0%	86	37.7%

Total Gross Unrealized Losses	$228	100.0%	$241	100.0%	$212	100.0%	$115	100.0%	$228	100.0%

Total Gross Unrealized Gains	$157		$222		$283		$225		$119

(1)	The Company’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
BY SECTOR AND QUALITY DISTRIBUTION

	September 30, 2010		December 31, 2010		March 31, 2011		June 30, 2011		September 30, 2011
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities	$80,266	31.1%	$91,772	28.3%	$93,549	28.0%	$96,797	28.3%	$106,575	30.1%
Foreign corporate securities	44,723	17.3%	67,888	20.9%	68,697	20.6%	70,538	20.6%	63,522	18.0%
Foreign government securities	13,519	5.2%	42,002	12.9%	45,189	13.6%	49,246	14.4%	52,959	15.0%
Residential mortgage-backed securities	45,900	17.9%	44,733	13.8%	45,007	13.5%	43,550	12.8%	41,893	11.8%
U.S. Treasury and agency securities	34,360	13.3%	33,304	10.2%	35,479	10.6%	35,565	10.4%	41,834	11.8%
Commercial mortgage-backed securities	15,533	6.0%	20,675	6.4%	19,785	5.9%	19,518	5.7%	19,585	5.5%
Asset-backed securities	14,300	5.5%	14,287	4.4%	14,990	4.5%	14,857	4.4%	14,418	4.1%
State and political subdivision securities	9,614	3.7%	10,129	3.1%	10,961	3.3%	11,669	3.4%	13,141	3.7%
Other fixed maturity securities	17	0.0%	7	0.0%	7	0.0%	4	0.0%	—	0.0%

Total fixed maturity securities available-for-sale	$258,232	100.0%	$324,797	100.0%	$333,664	100.0%	$341,744	100.0%	$353,927	100.0%

NAIC RATING AGENCY RATING DESIGNATION
1 Aaa / Aa / A	$170,900	66.2%	$231,198	71.2%	$236,943	71.0%	$239,761	70.2%	$250,596	70.8%
2 Baa	65,900	25.5%	68,729	21.2%	71,582	21.5%	77,066	22.5%	78,837	22.3%
3 Ba	13,284	5.2%	15,290	4.7%	15,428	4.6%	15,266	4.5%	15,348	4.3%
4 B	7,014	2.7%	8,308	2.6%	8,391	2.5%	8,489	2.5%	7,844	2.2%
5 Caa and lower	836	0.3%	1,142	0.3%	1,172	0.4%	1,103	0.3%	1,157	0.3%
6 In or near default	298	0.1%	130	0.0%	148	0.0%	59	0.0%	145	0.1%

Total fixed maturity securities available-for-sale (1), (2)	$258,232	100.0%	$324,797	100.0%	$333,664	100.0%	$341,744	100.0%	$353,927	100.0%

(1)	Certain amounts in prior periods have been reclassified to conform with current period presentation based on updated interim ratings methodology.

(2)	Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by the Company’s insurance subsidiaries that file NAIC statutory financial statements are based on ratings from revised NAIC rating methodologies which became effective December 31, 2009 (for residential mortgage-backed securities, including residential mortgage-backed securities backed by sub-prime mortgage loans reported within asset-backed securities) and December 31, 2010 (for commercial mortgage-backed securities and all other asset-backed securities). Currently, the NAIC evaluates structured securities held by insurers using the revised NAIC rating methodologies on an annual basis. If such insurance subsidiaries of the Company acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed rating is used for interim reporting. These NAIC ratings may not correspond to the rating agency designations. The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC acceptable rating organizations list.
SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Traditional (3), (4)	$4,223	$5,171	$5,611	$5,709	$5,697
Real estate joint ventures and funds	2,624	2,707	2,266	2,356	2,327

Subtotal	6,847	7,878	7,877	8,065	8,024
Foreclosed	143	152	165	169	173

Total Real Estate and Real Estate Joint Ventures	$6,990	$8,030	$8,042	$8,234	$8,197

(3)	Includes wholly-owned real estate and operating real estate joint ventures.

(4)	Includes real estate held-for-sale and held-for-investment.

METLIFE, INC.
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011

Commercial mortgage loans	$36,088	$37,818	$38,087	$39,050	$40,120
Agricultural mortgage loans	12,598	12,751	12,761	12,981	12,967
Residential mortgage loans	1,910	2,231	2,399	2,657	3,424
Mortgage loans held-for-sale	2,840	3,321	2,435	2,805	3,740

Total Mortgage Loans	53,436	56,121	55,682	57,493	60,251
Valuation allowances	(666)	(664)	(621)	(566)	(529)

Total Mortgage Loans, net (1)	$52,770	$55,457	$55,061	$56,927	$59,722

(1)	Excludes the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities. See page 36, note 3 for the amount excluded for each period presented.
SUMMARY OF COMMERCIAL MORTGAGE LOANS
BY REGION AND PROPERTY TYPE

	September 30, 2010		December 31, 2010		March 31, 2011		June 30, 2011		September 30, 2011
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

South Atlantic	$7,756	21.5%	$8,016	21.2%	$8,035	21.1%	$8,429	21.5%	$8,626	21.5%
Pacific	8,653	24.0%	8,974	23.7%	8,329	21.9%	8,078	20.7%	8,556	21.3%
Middle Atlantic	6,405	17.7%	6,484	17.1%	6,674	17.5%	7,278	18.6%	7,917	19.8%
International	3,597	10.0%	4,214	11.1%	4,773	12.5%	4,711	12.1%	4,650	11.6%
West South Central	2,971	8.2%	3,266	8.6%	3,336	8.8%	3,322	8.5%	3,257	8.1%
East North Central	3,005	8.4%	3,066	8.1%	2,926	7.7%	3,189	8.2%	3,253	8.1%
New England	1,422	3.9%	1,531	4.1%	1,730	4.5%	1,758	4.5%	1,723	4.3%
Mountain	906	2.5%	884	2.3%	915	2.4%	911	2.3%	896	2.2%
West North Central	660	1.8%	666	1.8%	654	1.7%	650	1.7%	534	1.3%
East South Central	459	1.3%	461	1.2%	460	1.2%	467	1.2%	453	1.1%
Other	254	0.7%	256	0.8%	255	0.7%	257	0.7%	255	0.7%

Total	$36,088	100.0%	$37,818	100.0%	$38,087	100.0%	$39,050	100.0%	$40,120	100.0%

Office	$15,973	44.3%	$16,857	44.6%	$16,728	43.9%	$17,951	46.0%	$19,290	48.1%
Retail	8,278	22.9%	9,215	24.3%	9,217	24.2%	8,901	22.8%	8,564	21.3%
Apartments	3,753	10.4%	3,630	9.6%	3,536	9.3%	3,755	9.6%	4,166	10.4%
Industrial	2,905	8.0%	2,910	7.7%	3,138	8.2%	3,046	7.8%	3,138	7.8%
Hotel	3,078	8.6%	3,089	8.2%	3,223	8.5%	3,135	8.0%	2,982	7.4%
Other	2,101	5.8%	2,117	5.6%	2,245	5.9%	2,262	5.8%	1,980	5.0%

Total	$36,088	100.0%	$37,818	100.0%	$38,087	100.0%	$39,050	100.0%	$40,120	100.0%

METLIFE, INC.
APPENDIX
RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$988	$1,239	$1,448	$1,360	$1,209	$2,827	$4,017
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(342)	(84)	(99)	(155)	(55)	(324)	(309)
Net derivative gains (losses)	(244)	(1,543)	(315)	352	4,196	1,278	4,233
Universal life and investment-type product policy fees:
Unearned revenue adjustments	—	(5)	(3)	1	16	6	14
GMIB fees	54	56	58	58	74	154	190
Net investment income:
Investment hedge adjustments	(62)	(36)	(39)	(55)	(69)	(172)	(163)
Income from discontinued real estate operations	9	(2)	(2)	(2)	1	2	(3)
Joint venture adjustments	—	(28)	(23)	—	—	(102)	(23)
Unit-linked contract income	—	211	419	(32)	(824)	—	(437)
Securitization entities income	103	99	92	92	97	312	281
Other revenues — Settlement of foreign currency earnings hedges	—	—	(1)	4	5	—	8
Policyholder benefits and claims and policyholder dividends:
PDO adjustments	—	—	—	—	—	—	—
Inflation adjustments and pass through adjustments	(174)	42	(10)	(197)	(189)	(348)	(396)
GMIB costs	(235)	(230)	(145)	(10)	411	(162)	256
Market value adjustments	—	—	(2)	(1)	(4)	—	(7)
Interest credited to policyholder account balances:
PAB hedge adjustments	(5)	(8)	(8)	(8)	(2)	(3)	(18)
Unit-linked contract costs	—	(211)	(435)	77	801	—	443
Amortization of DAC and VOBA:
Related to NIGL and NDGL	(37)	138	30	(124)	(471)	(263)	(565)
Related to GMIB fees and GMIB costs	55	93	37	(4)	(150)	(9)	(117)
Related to market value adjustments	—	—	—	—	—	—	—
Amortization of negative VOBA — Related to market value adjustments	—	7	19	19	19	—	57
Interest expense — Securitization entities debt expense	(103)	(99)	(92)	(92)	(97)	(312)	(281)
Other expenses:
Noncontrolling interest	4	2	7	(9)	(8)	(9)	(10)
Regulatory implementation costs	—	—	(1)	(10)	(3)	—	(14)
Business combinations	(46)	(101)	(68)	(126)	(85)	(111)	(279)
Provision for income tax (expense) benefit	352	527	187	61	(1,300)	(83)	(1,052)

Income (loss) from continuing operations, net of income tax	317	67	1,054	1,199	3,572	2,681	5,825
Income (loss) from discontinued operations, net of income tax	3	18	(41)	31	4	20	(6)

Net income (loss)	320	85	1,013	1,230	3,576	2,701	5,819
Less: Net income (loss) attributable to noncontrolling interest	4	3	7	(7)	(6)	(7)	(6)

Net income (loss) attributable to MetLife, Inc.	316	82	1,006	1,237	3,582	2,708	5,825
Less: Preferred stock dividends	30	31	30	31	30	91	91
Less: Preferred stock redemption premium	—	—	146	—	—	—	146

Net income (loss) available to MetLife, Inc.’s common shareholders	$286	$51	$830	$1,206	$3,552	$2,617	$5,588